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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 28, 1997

                          Community Capital Corporation
             (Exact Name of Registrant as Specified in Its Charter)

        South Carolina                 0-18460                    57-0866395
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
       of Incorporation)                                        Identification)

              109 Montague Avenue, Greenwood, South Carolina 29646 (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)






         This document contains a total of 5 pages. The exhibit index is set forth on sequentially numbered page 4.


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ITEM 2.  ACQUISITION OF ASSETS.

         On February 28, 1997, in order to provide the initial capitalization of The Bank of Barnwell County, a South Carolina state bank (formerly in organization) in Barnwell, South Carolina (the "Bank"), the Registrant acquired 720,000 shares (the "Shares") of the Bank's common stock, which Shares constitute all of the issued and outstanding shares of capital stock of the Bank. The Registrant paid cash of $7,200,000 as total consideration for the Shares, which amount was determined by authorities of the South Carolina State Board of Financial Institutions as the amount of initial capitalization of the Bank necessary to satisfy South Carolina banking laws and other applicable regulatory requirements. Funds used to acquire the Shares were obtained from the proceeds of the Registrant's Registration Statement on Form S-2 initially filed with the Securities and Exchange Commission on December 20, 1996. The acquisition of the Shares was carried out pursuant to the terms of a Conditional Subscription Agreement between the Registrant and the Bank and under the terms of a Bank Development Agreement by and among the Registrant and the organizers of the Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS. The acquisition of the Shares by the Registrant constituted the initial capitalization of the Bank. Consequently, no financial statements of the Bank existed prior to such acquisition.

         (b) EXHIBITS. The exhibits listed in the Exhibit Index are filed as part of this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMMUNITY CAPITAL CORPORATION



Date:  March 19, 1997                   By:   /S/ WILLIAM G. STEVENS
                                             -----------------------
                                             William G. Stevens
                                             Chief Executive Officer

                                        3

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                                  EXHIBIT INDEX

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                                                                                                              Sequentially
  EXHIBIT                                                                                                    Numbered Page
--------------                                                                                          ------------------------

      10.9 Form of Bank Development Agreement by and among the Registrant and the Organizers of The Bank of Barnwell County (In Organization), and the related Conditional Subscription Agreement between the
                        Registrant and the Bank. (Incorporated by reference to Exhibit 10.9 to the Registrant's Registration Statement on Form S-2 (File No. 333-18457) initially filed with the Securities and Exchange Commission on December 20,
                        1996.)

      99.1              Press release of the Registrant dated March 3, 1997                                         5
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